AMENDMENT NO. ONE TO CHANGE IN CONTROL SEVERANCE AGREEMENT OF MARTY CAYWOOD Amendment No. One, dated as of July 1, 2022 (this “Amendment”), to the Change in Control Severance Agreement dated as of April 1, 2019 (the “Agreement”), by and between HomeTrust Bancshares, Inc. (the “Company”) and Marty Caywood (the “Employee”). WHEREAS, the last sentence of Section 2 of the Agreement provides that no annual extensions of the term of the Agreement can automatically extend beyond the Employee’s 65th birthday; and WHEREAS, the Company desires to delete the last sentence of Section 2 regarding extensions of the term beyond the Employee’s 65th birthday. NOW, THEREFORE, in consideration of the foregoing, and of the respective agreements of the parties herein, it is AGREED as follows: 1. Section 2 of the Agreement is hereby amended to delete the last sentence of such section. 2. The provisions of the Agreement as in effect prior to the date first written above that are not amended hereby shall remain in full force and effect and are not affected by this Amendment. 3. This Amendment may be executed in counterparts, each of which shall be an original and which together shall constitute one and the same instrument. (Signature page follows)

2 IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above. HOMETRUST BANCSHARES, INC. By: _____________________ Name: Dana Stonestreet Title: Chairman EMPLOYEE /s/ Marty Caywood____________ Marty Caywood